UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21471

Nuveen Tax-Advantaged Total Return Strategy Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June 2018

Nuveen Closed-End Funds

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund

Semiannual Report

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

or

www.nuveen.com/client-access

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Chairman’s Letter to Shareholders

Dear Shareholders,

I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.

The increase in market volatility this year reflects greater uncertainty among investors. The global economic outlook is less clear cut than it was in 2017. U.S. growth is again decoupling from that of the rest of the world, and the U.S. dollar and interest rates have risen in response. Trade concern rhetoric and the imposition of tariffs between the U.S. and its major trading partners has recently dampened business sentiment and could pose a risk to growth expectations going forward. A host of other geopolitical concerns, including the ongoing Brexit and North American Free Trade Agreement negotiations, North Korea relations and rising populism around the world, remain on the horizon.

Despite these risks, global growth remains intact, albeit at a slower pace, providing support to corporate earnings. Fiscal stimulus, an easing regulatory environment and robust consumer spending recently helped boost the U.S. economy’s momentum. Subdued inflation pressures have kept central bank policy accommodative, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.

Headlines and political noise will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance if short-term market fluctuations are a concern. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

August 24, 2018

Portfolio Managers’ Comments

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

The Fund features portfolio management by two affiliates of Nuveen, LLC. The Fund’s investments in dividend-paying common and preferred stocks and call options written are managed by NWQ Investment Management Company, LLC (NWQ), while the Fund’s investments in senior corporate loans and other debt instruments are managed by Symphony Asset Management LLC (Symphony). James T. Stephenson, CFA, Managing Director of NWQ, along with Thomas J. Ray, CFA, and Susi Budiman, CFA, manage the NWQ portion of the Fund. The Symphony team includes Gunther Stein, who serves as the firm’s Chief Investment Officer and Chief Executive Officer and Scott Caraher.

Here the portfolio management team reviews their management strategies and the performance of the Fund for the six-month reporting period ended June 30, 2018.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2018?

The Fund is designed to seek a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. In pursuit of this objective, the Fund invests a substantial majority of its assets in common and preferred stocks whose dividends qualify for reduced income tax treatment. The Fund also invests a portion of its assets in senior loans to generate additional income and help mitigate the potential net asset value and income volatility of the Fund’s leverage structure due to changes in long-term and short-term interest rates. In an effort to achieve this, the Fund invests at least 60% in common stocks whose dividends may be eligible for favorable income tax treatment. The Fund also invests to a more limited extent in preferred stocks, which can range from a minimum of 5% to a maximum of 20%, that are eligible to pay tax-advantaged dividends, as well as 20% in senior loans and other debt instruments.

NWQ Key Strategies

For the common and preferred equity portion of the Fund’s portfolio, NWQ continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies possessing favorable risk/reward characteristics as well as what it thought were emerging catalysts that could unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets and/or a positive change in the underlying fundamentals. NWQ also focused on downside risk management and paid a great deal of attention to a

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

company’s balance sheet and cash flow statement, not just the income statement. NWQ believes that cash flow analysis offers a more objective picture of a company’s financial position than an evaluation based on earnings alone.

Within the global equity income strategy managed by NWQ, up to 70% of the Fund’s managed assets can be invested in non-U.S. issues of any currency, including up to 20% in emerging market countries. JTA’s investment objective is to achieve a high level of after-tax total return, consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund seeks to obtain a dividend yield at least 100 basis points (bps) above the MSCI World Index and employs a value based approach in our bottom up analysis. NWQ looks for attractive absolute valuation, positive risk/reward with downside risk management and catalysts that can drive a positive revaluation of companies.

For the global equity portion of the Fund’s portfolio, NWQ’s global, value based strategy potentially gives them plenty of opportunities to find not only attractive valuations, but high yields as well. The Fund currently is overweight European equities. NWQ also believes the market underestimates the inherent operating leverage in many European companies due to the length of time they have had to rationalize their cost structures. Global financials also remain a target rich opportunity.

While economic concerns and persistently stubborn low interest rates have weighed on the names, NWQ feels the risk/reward is heavily skewed to the upside. Balance sheets are improved, riskier businesses have been exited and valuations remain low. NWQ has found a variety of compelling opportunities across banks, insurance and services in numerous geographies. For the preferred securities portion of the Fund’s portfolio, NWQ reviews the specific characteristics of the preferred stocks available for investment and evaluate the effect on holding such an investment. These characteristics might include price, yield, issuer, rating, liquidity premium/discount and any other potential issues that can affect the value of the position. Additionally, because the preferred market is concentrated both by issuer and industry, attention is focused on the diversification of the Fund.

Symphony Key Strategies

In the senior loan and other debt portion of the Fund’s portfolio, Symphony continued to manage and monitor senior loan market risks. The overall macroeconomic backdrop during the reporting period remained supportive of the leveraged loan asset class. The Fund’s capital remained invested in issuers with strong credit profiles among non-investment grade debt, while offering attractive current income and yield. Fundamentally, Symphony feels that many of these companies have stable businesses, good asset coverage for senior debt holders and could perform well in a stable to slow growth environment.

How did the Fund perform during this six-month reporting period ended June 30, 2018?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the six-month, one-year, five-year and ten-year periods ended June 30, 2018. The Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the six-month reporting period June 30, 2018, the Fund’s common share at NAV underperformed the S&P 500® Index and its secondary Blended Benchmark.

NWQ

The equity portion of the Fund’s portfolio, managed by NWQ detracted from the Fund’s performance versus its new blended benchmark. The financial services, consumer discretionary and produce durables sectors were the largest detractors. This was partially offset by an overweight in the technology sector. Geographically, the Fund’s investments in the United Kingdom and Spain helped performance, while investments in the U.S. and Germany detracted from performance.

Individual holdings that positively contributed to performance included healthcare holding GlaxoSmithKline PLC. GlaxoSmithKline announced in March 2018 that it would not acquire Pfizer’s consumer health care business, calming many investors’ fears of a potential dividend cut that would have been associated with the transaction. Subsequently, later in March, GlaxoSmithKline provided more clarity regarding strategic actions by announcing the buy-out of Novartis in their consumer health care joint venture, which should be earnings accretive. In addition to the deal announcement, management gave a higher, revised target for the consumer division’s mid-term operating margins. Also contributing to performance was Bank of N.T. Butterfield & Son Limited common stock. Since its IPO in 2017, the bank has continued to use its high quality balance sheet to generate high-teen returns on tangible equity. It is expanding its trust business through tactful acquisitions, most recently with the purchase of Deutsche Bank’s Banking & Custody Business in the Cayman and Channel Islands. It also has excess capital which can be used in acquisitions (more trust businesses in core markets) or returned to shareholders.

Positions that detracted from performance include financial holdings Colony Capital, Inc., Class A and AIB Group PLC. Colony Capital Inc. fell dramatically as the company’s results fell short of expectations and the diversified real estate investment trust cut its dividend. NWQ still has conviction in the investment, and expects the company to use its cash balance to start retiring high cost debt and preferred stock in the near term. Several board members purchased stock in March 2018, in addition to the company announcing a $300 million share repurchase. AIB Group PLC, one of Ireland’s larger banks, has faced pricing pressure in the mortgage market and has experienced pain in stock performance along with other European financials. Ireland has many structural growth tailwinds. Lastly, a structured note issued by GS Finance Corporation was a top detractor for the reporting period. This note provided direct equity exposure to Coherent Inc. while receiving a 10% annualized coupon generated from effectively writing a call option on Coherent stock. Coherent stock has been impacted by concerns regarding decreased orders for this fall’s Apple flagship iPhones, which incorporate OLED (organic light-emitting diode) screens. The company’s product portfolio remains strong and diverse, including recent laser orders for defense, auto welding, EV battery manufacturing and 3D printing. The company continues to generate meaningful free cash flow and has paid down debt following its acquisition of Rofin-Sinar. Beyond this, NWQ believes the stock does not appropriately reflect its growing recurring service and spares business, nor its growing fiber laser business.

For the preferred portion managed by NWQ, financials and industrial sector holdings contributed to performance, but this was offset negative stock by selection in the banking and insurance sectors. Several individual positions contributed to performance, including Ladenburg Thalmann Financial Services preferred stock. The company reported first quarter 2018 results which exhibited robust growth in revenues, profitability and client assets. Favorable market conditions and an increasing interest rate environment, coupled with solid execution by their management team, contributed strong performance. Also contributing to performance was the preferred stock of National General Holding Company as prospects of a long runway for continued profitable growth in its target markets appears to be underway. Additionally, recent efforts to further National General Holding’s independence from AmTrust also further supported the performance of the preferred stocks. Lastly, Federal Agricultural Mortgage Corporation (Farmer Mac) preferred stock contributed to performance. Given the recent rise in rates, near term callable preferreds have rallied as investors seek ways to reduce duration. The preferred performed well during the reporting period as the security is issued by a company with a stable credit profile and is callable in less than one year which attracted investors looking to protect from a rise in rates.

Several positions detracted from performance including, preferred stock of Maiden Holdings Limited. The company reported 2017 annual results that were worse than expected. The results were not well received and the holdings sold off. Also detracting from performance were the preferred shares of People’s United Financial, Inc. This mid-size bank reported inline results but balance sheet growth appears to be sluggish and management lowered its outlook for loan growth and deposit growth. Lastly, Goldman Sachs Group Inc. preferred stock detracted from performance despite reporting strong results. We believe this reflects concerns over the sustainability of trading and equity investing & lending gains.

Portfolio Managers’ Comments (continued)

Symphony

The senior loan sleeve managed by Symphony positively contributed to the Fund’s performance during the reporting period. Contribution to performance was led by the consumer discretionary section, while all sectors also contributed positively.

Those individual holdings that contributed positively to performance included the Cumulus Media, Inc. term loan. Cumulus is the third largest radio operator in the U.S. and filed for bankruptcy in 2017. Following its emergence from bankruptcy, the company now has an improved capital structure that should assist the issuer going forward. Also benefitting performance were the term loans of Fieldwood Energy LLC. Fieldwood, an exploration and production company, also emerged from bankruptcy during the reporting period. Lastly, the term loans of Albertson’s LLC also helped performance. Albertson’s is the second largest grocery store chain in North America and has seen sentiment stabilize after initial fears around Amazon acquiring Whole Foods.

Detracting from performance were the senior loans of Veritas US, Inc. The company has disappointed investors with its last two quarterly earnings reports. In addition, management has been slow to calm fears regarding a strategic plan to turn around operations, which has been meet with a negative reaction. Also hurting performance during the reporting period were the loans of Univision Communications, Inc. as the company withdrew its plans for an IPO and faces pressures in its ratings. The company is said to be considering a number of cost cutting initiatives and asset sales. Lastly, the loans of MGM Growth Properties were modestly weaker during the reporting period, however, they continue to trade above par. Symphony still holds these positions.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmark was the Fund’s use of leverage through bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

The Fund’s use of leverage had a negative impact on performance during this reporting period.

The Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts had a positive impact on performance during this reporting period.

As of June 30, 2018, the Fund’s percentages of leverage are as shown in the accompanying table.

JTA
Effective Leverage*	32.86%
Regulatory Leverage*	32.86%
*

Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. The Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2018	Draws	Paydowns	June 30, 2018	Average Balance Outstanding	Draws	Paydowns	August 27, 2018
$83,800,000	$9,700,000	$(4,500,000)	$89,000,000	$89,947,514	$ —	$ —	$89,000,000

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

Common Share Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of May 31, 2018, the date of the distribution data included within the Fund’s most recent distribution notice at the time this report was prepared. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•

The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•

Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•

A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•

Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of May 31, 2018

	Per Share Distributions		Monthly Net Investment Income[1]	YTD Net Realized Gain/Loss[2]	Inception Unrealized Gain/Loss[2]	Current Distribution Rate on NAV[3]	Annualized Total Return on NAV			YTD Distribution Rate on NAV[4]
Inception Date	Quarterly	Monthly Equivalent					1-Year	5-Year	YTD
01/2004	$0.2700	$0.0900	$0.0502	$0.1692	$1.8170	7.89%	7.58%	7.91%	(1.82)%	3.95%

[1]	Net investment income is expressed as a monthly amount using a six-month average.
[2]	These are approximations. Actual amounts may be more or less than amounts listed above.
[3]	Current distribution, annualized, expressed over the most recent month-end NAV.
[4]	Sum of year-to-date distributions expressed over the most recent month-end NAV.

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. These estimates are for informational purposes only. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of May 31, 2018

	Current Quarter			Calendar YTD
	Estimated Source of Distribution			Estimated Per Share Amounts
Per Share Distribution	Net Investment Income[1]	Realized Gains	Return of Capital[2]	Distributions[3]	Net Investment Income[1]	Realized Gains	Return of Capital[2]
$0.2700	61.2%	31.3%	7.5%	$0.5400	$0.3304	$0.1692	$0.0404

[1]	Net investment income is a projection through the end of the current quarter based on the most recent month-end data.
[2]

Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

[3]	Includes the most recent quarterly distribution declaration.

THE TAX CUTS AND JOBS ACT

A large portion of the Fund’s portfolio holdings consist of Real Estate Investment Trusts (REITs). For tax years beginning after December 31, 2017, The Tax Cuts and Jobs Act generally would allow a non-corporate taxpayer a deduction of 20% of the investor’s domestic qualified business income received from certain pass-through entities, including REITs. However, Regulated Investment Companies (RICs) such as the Fund are not explicitly given the ability to pass the deduction through to their non-corporate shareholders. Treasury has been approached to provide RICs the ability to report a portion of their distributions as qualified business income eligible for the 20% deduction. However, until such relief is provided, non-corporate investors will not be able to receive the tax benefit that they would otherwise receive investing directly in the individual REIT securities.

COMMON SHARE REPURCHASES

During August 2018 (subsequent to the close of the reporting period), the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2018, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JTA
Common shares cumulatively repurchased and retired	122,745
Common shares authorized for repurchase	1,385,000

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of June 30, 2018, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JTA
Common share NAV	$13.14
Common share price	$12.87
Premium/(Discount) to NAV	(2.05)%
6-month average premium/(discount) to NAV	(4.63)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JTA.

THIS PAGE INTENTIONALLY LEFT BLANK

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund Performance Overview and Holding Summaries as of June 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JTA at Common Share NAV	(3.75)%	3.59%	7.82%	4.91%
JTA at Common Share Price	(3.85)%	7.74%	9.15%	6.48%
Blended Benchmark	0.83%	9.07%	8.79%	7.29%
S&P 500® Index	2.65%	14.37%	13.42%	10.17%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	103.3%
Variable Rate Senior Loan Interests	26.4%
$1,000 Par (or similar) Institutional Preferred	6.7%
$25 Par (or similar) Retail Preferred	6.1%
Structured Notes	2.7%
Convertible Preferred Securities	0.5%
Corporate Bonds	0.0%
Repurchase Agreements	3.3%
Investment Companies	0.4%
Other Assets Less Liabilities	(0.5)%
Net Assets Plus Borrowings	148.9%
Borrowings	(48.9)%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed-income investments)

A	0.7%
BBB	33.4%
BB or Lower	61.6%
N/R (not rated)	4.3%
Total	100%

Portfolio Composition

(% of total investments)

Banks	16.4%
Insurance	6.7%
Capital Markets	6.2%
Software	6.2%
Oil, Gas & Consumable Fuels	5.7%
Pharmaceuticals	4.7%
Media	3.7%
Chemicals	3.6%
Diversified Telecommunication Services	3.3%
Food Products	2.6%
Semiconductors & Semiconductor Equipment	2.2%
Tobacco	2.0%
Electric Utilities	2.0%
Hotels, Restaurants & Leisure	2.0%
Industrial Conglomerates	1.9%
Structured Notes	1.8%
Multi-Utilities	1.8%
Real Estate Management & Development	1.8%
Technology Hardware, Storage & Peripherals	1.7%
IT Services	1.5%
Other	19.7%
Repurchase Agreements	2.2%
Investment Companies	0.3%
Total	100%

Top Five Issuers

(% of total investments)

DowDuPont, Inc.	2.9%
Oracle Corporation	2.7%
GlaxoSmithKline PLC	2.5%
Citigroup Inc.	2.5%
Enterprise Products Partnership LP	2.2%

Country Allocation

(% of total investments)

United States	55.0%
Germany	7.6%
United Kingdom	7.2%
Japan	4.0%
Ireland	3.4%
France	3.0%
Netherlands	2.9%
Switzerland	2.6%
Bermuda	2.4%
Spain	2.2%
Other	9.7%
Total	100%

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 11, 2018 for JTA; at this meeting the shareholders were asked to elect Board Members.

JTA
Common Shares
Approval of the Board Members was reached as follows:
Margo L. Cook
For	12,057,995
Withhold	330,645
Total	12,388,640
Jack B. Evans
For	12,058,406
Withhold	330,234
Total	12,388,640
Albin F. Moschner
For	12,047,060
Withhold	341,580
Total	12,388,640
William J. Schneider
For	12,057,413
Withhold	331,227
Total	12,388,640

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 145.7% (97.5% of Total Investments)

	COMMON STOCKS – 103.3% (69.1% of Total Investments)

	Air Freight & Logistics – 1.3%

74,245	Deutsche Post AG, (2)	$2,412,246

	Airlines – 1.7%

64,260	Delta Air Lines, Inc., (3)	3,183,440

	Automobiles – 1.3%

37,630	Daimler AG, (2)	2,410,469

	Banks – 18.4%

1,056,555	AIB Group PLC, (2)	5,721,664
466,717	Bank of Ireland Group PLC, (2)	3,623,128
99,000	CIT Group Inc., (3)	4,990,590
88,900	Citigroup Inc., (3)	5,949,188
299,765	ING Groep N.V, ADR, (3)	4,292,635
28,232	JPMorgan Chase & Co.	2,941,774
68,425	The Bank of NT Butterfield and Son Limited, (3)	3,128,391
1,598,000	Unicaja Banco SA, 144A, (2)	2,736,693
	Total Banks	33,384,063

	Biotechnology – 1.8%

46,210	Gilead Sciences, Inc.	3,273,516

	Capital Markets – 7.5%

151,300	Ares Capital Corporation	2,488,885
45,270	Aurelius AG, (2)	2,679,453
343,000	Daiwa Securities Group Inc., (2)	1,987,982
230,880	Deutsche Boerse AG, (2), (3)	3,061,469
224,200	UBS Group AG, (2)	3,437,065
	Total Capital Markets	13,654,854

	Chemicals – 4.4%

120,200	DowDuPont, Inc.	7,923,584

	Diversified Financial Services – 1.5%

303,290	Challenger Limited, (2)	2,654,165

	Diversified Telecommunication Services – 4.0%

103,045	Nippon Telegraph and Telephone Corporation, ADR, (2), (3)	4,672,060
221,825	Telefonica Brasil SA	2,617,887
	Total Diversified Telecommunication Services	7,289,947

	Electric Utilities – 2.7%

135,020	FirstEnergy Corp.	4,848,568

	Electrical Equipment – 1.7%

41,565	Eaton PLC, (3)	3,106,568

	Energy Equipment & Services – 0.1%

3,347	Ocean Rig UDW Inc., (4)	98,670

	Equity Real Estate Investment Trusts – 1.0%

288,660	Colony Capital Inc.	1,801,238

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)	Value

	Food Products – 1.6%

331,634	Orkla ASA, ADR, (2), (3)	$2,891,848

	Gas Utilities – 1.8%

589,500	Italgas SPA, (2)	3,244,570

	Health Care Providers & Services – 0.0%

6,594	Millennium Health LLC, (4)	330
6,140	Millennium Health LLC, (4), (16)	—
5,767	Millennium Health LLC, (4), (16)	—
	Total Health Care Providers & Services	330

	Household Durables – 2.0%

204,800	Sekisui House, Ltd., (2)	3,619,713

	Industrial Conglomerates – 2.4%

33,025	Siemens AG, (2)	4,351,236

	Insurance – 9.0%

88,325	Ageas, (2)	4,446,551
161,400	Allinaz S.E, ADR, (2), (3)	3,305,472
54,285	CNA Financial Corporation, (3)	2,479,739
81,255	NN Group NV, (2)	3,295,411
24,415	RenaissanceRe Holdings, Limited	2,937,613
	Total Insurance	16,464,786

	Media – 1.8%

6,367	Cumulus Media Inc., (4)	101,076
2,099	Metro-Goldwyn-Mayer, (4)	194,420
3,184	Tribune Media Company	1,115
100,200	Viacom Inc., Class B	3,022,032
	Total Media	3,318,643

	Multi-Utilities – 2.7%

225,900	Veolia Environment S.A., (2)	4,827,262

	Oil, Gas & Consumable Fuels – 8.2%

28,595	Chevron Corporation, (3)	3,615,266
155,700	Dominion Midstream Partners, LP	2,117,520
213,150	Enterprise Products Partnership LP, (3)	5,897,860
451	Fieldwood Energy Inc., (4)	22,663
2,062	Fieldwood Energy Inc., (4)	83,318
9	Southcross Holdings Borrower LP, (4)	2,003
53,050	Total SA, Sponsored ADR, (3)	3,212,708
	Total Oil, Gas & Consumable Fuels	14,951,338

	Pharmaceuticals – 7.0%

77,000	AstraZeneca PLC, ADR, (3)	2,703,470
171,600	GlaxoSmithKline PLC, ADR, (3)	6,917,196
111,460	Roche Holdings AG, Sponsored ADR, (2), (3)	3,079,640
	Total Pharmaceuticals	12,700,306

	Real Estate Management & Development – 2.6%

387,900	Great Eagle Holdings Limited, (2)	1,891,348
1,781,500	Sino Land Company Limited, (2)	2,894,886
	Total Real Estate Management & Development	4,786,234

	Road & Rail – 1.4%

17,570	Union Pacific Corporation	2,489,318

Shares	Description (1)						Value

	Semiconductors & Semiconductor Equipment – 3.2%

216,700	Cypress Semiconductor Corporation						$3,376,186
97,710	Infineon Technologies AG, (2)						2,481,961
	Total Semiconductors & Semiconductor Equipment						5,858,147

	Software – 6.3%

40,117	Microsoft Corporation, (3)						3,955,937
169,015	Oracle Corporation						7,446,801
	Total Software						11,402,738

	Specialty Retail – 1.4%

675,950	Kingfisher PLC, (2)						2,643,375

	Technology Hardware, Storage & Peripherals – 1.5%

81,900	Samsung Electronics Company Limited, (2)						2,765,672

	Tobacco – 3.0%

147,185	Imperial Brands PLC, ADR, (2)						5,466,451
	Total Common Stocks (cost $166,613,666)						187,823,295

Principal Amount (000)	Description (1)	Coupon (5)	Reference Rate (5)	Spread (5)	Maturity (6)	Ratings (7)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 26.4% (17.7% of Total Investments) (5)

	Aerospace & Defense – 0.3%

$490	Transdigm, Inc., Term Loan F	4.594%	1-Month LIBOR	2.500%	6/09/23	Ba2	$487,787

	Airlines – 0.3%

495	American Airlines, Inc., Term Loan B	4.073%	1-Month LIBOR	2.000%	12/14/23	BB+	490,411

	Biotechnology – 0.4%

741	Grifols, Inc., Term Loan B	4.238%	1-Week LIBOR	2.250%	1/31/25	BB	741,706

	Building Products – 0.2%

432	Quikrete Holdings, Inc., First Lien Term Loan	4.844%	1-Month LIBOR	2.750%	11/15/23	BB–	431,064

	Capital Markets – 0.3%

484	RPI Finance Trust, Term Loan B6	4.334%	3-Month LIBOR	2.000%	3/27/23	BBB–	484,423

	Chemicals – 1.1%

653	Axalta Coating Systems, Term Loan, First Lien	4.084%	3-Month LIBOR	1.750%	6/01/24	BBB–	650,934
494	H.B. Fuller Company, Term Loan B	4.084%	1-Month LIBOR	2.000%	10/22/24	BB+	490,847
199	Mineral Technologies, Inc., Term Loan B2	4.750%	N/A	N/A	5/07/21	BB+	200,119
590	Univar, Inc., Term Loan B	4.594%	1-Month LIBOR	2.500%	7/01/24	BB	589,585
1,936	Total Chemicals						1,931,485

	Commercial Services & Supplies – 0.1%

43	West Corporation, Incremental Term Loan B1	5.594%	1-Month LIBOR	3.500%	10/10/24	Ba3	42,493
188	West Corporation, Term Loan B	6.094%	1-Month LIBOR	4.000%	10/10/24	Ba3	187,875
231	Total Commercial Services & Supplies						230,368

	Communications Equipment – 0.1%

192	CommScope, Inc., Term Loan B	4.094%	1-Month LIBOR	2.000%	12/29/22	BB+	192,861

	Containers & Packaging – 0.9%

372	Berry Global, Inc., Term Loan Q	4.075%	1-Month LIBOR	2.000%	10/01/22	BBB–	372,009
1,254	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.844%	1-Month LIBOR	2.750%	2/05/23	B+	1,253,274
1,626	Total Containers & Packaging						1,625,283

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (5)	Reference Rate (5)	Spread (5)	Maturity (6)	Ratings (7)	Value

	Diversified Financial Services – 0.3%

$169	Travelport LLC, Term Loan B	4.830%	3-Month LIBOR	2.500%	3/17/25	B+	$169,048
409	Veritas US, Inc., Term Loan B1	6.654%	3-Month LIBOR	4.500%	1/27/23	B+	376,183
578	Total Diversified Financial Services						545,231

	Diversified Telecommunication Services – 0.9%

995	CenturyLink, Inc., Term Loan B	4.844%	1-Month LIBOR	2.750%	1/31/25	BBB–	976,135
64	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	N/A	1/02/24	B1	66,206
40	Intelsat Jackson Holdings, S.A., Term Loan B4	6.603%	1-Month LIBOR	4.500%	1/02/24	B1	41,650
261	Intelsat Jackson Holdings, S.A., Term Loan B	5.853%	1-Month LIBOR	3.750%	11/30/23	B	260,747
262	WideOpenWest Finance LLC, Term Loan B	5.335%	1-Month LIBOR	3.250%	8/18/23	B	250,513
1,622	Total Diversified Telecommunication Services						1,595,251

	Electric Utilities – 0.3%

206	Rexnord LLC/ RBS Global, Inc., Term Loan, First Lien	4.341%	1-Month LIBOR	2.250%	8/21/24	BB+	205,244
401	Vistra Operations Co., Term Loan B1	4.094%	1-Month LIBOR	2.000%	8/01/23	BBB–	398,750
607	Total Electric Utilities						603,994

	Energy Equipment & Services – 0.0%

15	Ocean Rig UDW, Inc., Term Loan	8.000%	N/A	N/A	9/20/24	B	15,677

	Equity Real Estate Investment Trusts – 0.2%

325	Communications Sales & Leasing, Inc., Shortfall Term Loan	5.094%	1-Month LIBOR	3.000%	10/24/22	B	310,864

	Food & Staples Retailing – 0.6%

298	Albertson’s LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	Ba2	297,621
809	Albertson’s LLC, Term Loan B4	4.844%	1-Month LIBOR	2.750%	8/25/21	Ba2	802,301
1,107	Total Food & Staples Retailing						1,099,922

	Food Products – 0.6%

480	Jacobs Douwe Egberts, Term Loan B	4.625%	3-Month LIBOR	2.250%	7/04/22	BB	479,582
576	US Foods, Inc., Term Loan B	4.094%	1-Month LIBOR	2.500%	6/27/23	BBB–	575,603
1,056	Total Food Products						1,055,185

	Health Care Equipment & Supplies – 0.2%

440	Acelity, Term Loan B	5.584%	3-Month LIBOR	3.250%	2/02/24	B	440,827

	Health Care Providers & Services – 1.9%

222	Air Medical Group Holdings, Inc., Term Loan B	6.335%	1-Month LIBOR	4.250%	3/14/25	B	219,155
152	Community Health Systems, Inc., Term Loan G	5.307%	3-Month LIBOR	3.000%	12/31/19	B–	152,133
271	Community Health Systems, Inc., Term Loan H	5.557%	3-Month LIBOR	3.250%	1/27/21	B–	265,209
798	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	4.844%	1-Month LIBOR	2.750%	6/24/21	BBB–	801,121
318	Envision Healthcare Corporation, Term Loan B, First Lien	5.100%	1-Month LIBOR	3.000%	12/01/23	BB–	318,069
1,236	HCA, Inc., Term Loan B10	4.094%	1-Month LIBOR	2.000%	3/13/25	BBB–	1,241,256
47	HCA, Inc., Term Loan B11	3.844%	1-Month LIBOR	1.750%	3/17/23	BBB–	46,807
326	Millennium Laboratories, Inc., Term Loan B, First Lien	8.594%	1-Month LIBOR	6.500%	12/21/20	CCC+	181,350
249	PharMerica, Term Loan, First Lien	5.546%	1-Month LIBOR	3.500%	12/06/24	B	249,492
3,619	Total Health Care Providers & Services						3,474,592

	Health Care Technology – 0.4%

741	Emdeon, Inc., Term Loan	4.844%	1-Month LIBOR	2.750%	3/01/24	B+	739,003

	Hotels, Restaurants & Leisure – 2.9%

499	Aramark Corporation, Term Loan	4.084%	3-Month LIBOR	1.750%	3/11/25	BBB–	498,907
1,265	Burger King Corporation, Term Loan B3	4.344%	1-Month LIBOR	2.250%	2/16/24	B+	1,261,714
746	Caesars Resort Collection, Term Loan, First Lien	4.844%	1-Month LIBOR	2.750%	12/23/24	BB	745,082
467	Hilton Hotels, Term Loan B	3.841%	1-Month LIBOR	1.750%	10/25/23	BBB–	467,777

Principal Amount (000)	Description (1)	Coupon (5)	Reference Rate (5)	Spread (5)	Maturity (6)	Ratings (7)	Value

	Hotels, Restaurants & Leisure (continued)
$733	MGM Growth Properties, Term Loan B	4.094%	1-Month LIBOR	2.000%	4/25/25	BB+	$730,603
1,125	Seaworld Parks and Entertainment, Inc., Term Loan B5	5.094%	1-Month LIBOR	3.000%	4/01/24	B	1,119,128
491	YUM Brands, Term Loan B	3.835%	1-Month LIBOR	1.750%	4/03/25	BBB–	487,150
5,326	Total Hotels, Restaurants & Leisure						5,310,361

	Household Products – 0.2%

341	Spectrum Brands, Inc., Refinanced Term Loan	4.160%	2-Month LIBOR	2.000%	6/23/22	BB	340,632

	Independent Power & Renewable Electricity Producers – 0.3%

499	NRG Energy, Inc., Term Loan B	4.084%	3-Month LIBOR	1.750%	6/30/23	BB+	496,329

	Internet & Direct Marketing Retail – 0.3%

500	Uber Technologies Inc.	6.001%	1-Month LIBOR	4.000%	4/04/25	N/R	502,395

	IT Services – 2.3%

825	First Data Corporation, Term Loan, First Lien	4.091%	1-Month LIBOR	2.000%	4/26/24	BB	821,195
371	Gartner, Inc., Term Loan A	4.094%	1-Month LIBOR	2.000%	3/21/22	BB+	371,858
980	Leidos Holdings, Inc., Term Loan B	3.875%	1-Month LIBOR	1.750%	8/16/23	BBB–	984,938
495	Tempo Acquisition LLC, Term Loan B	5.094%	1-Month LIBOR	3.000%	5/01/24	B	493,659
438	Vantiv LLC, Repriced Term Loan B3	3.787%	1-Month LIBOR	1.750%	10/14/23	BBB–	436,750
499	Vantiv LLC, Repriced Term Loan B4	3.787%	1-Month LIBOR	1.750%	8/09/24	BBB–	497,503
490	WEX, Inc., Term Loan B	4.344%	1-Month LIBOR	2.250%	7/01/23	BB–	490,750
4,098	Total IT Services						4,096,653

	Leisure Products – 0.3%

513	24 Hour Fitness Worldwide, Inc., Term Loan B	5.594%	1-Month LIBOR	3.500%	5/30/25	B+	513,504

	Life Sciences Tools & Services – 0.2%

357	Inventiv Health, Inc., Term Loan B	4.094%	1-Month LIBOR	2.000%	8/01/24	BB–	355,598

	Machinery – 0.2%

209	Gates Global LLC, Term Loan B	5.084%	3-Month LIBOR	2.750%	4/01/24	B+	209,618
205	Rexnord LLC/ RBS Global, Inc., Term Loan, First Lien	4.341%	1-Month LIBOR	2.250%	8/21/24	BB+	205,244
414	Total Machinery						414,862

	Marine – 0.0%

162	Harvey Gulf International Marine, Inc., Term Loan, (8)	0.000%	N/A	N/A	6/18/18	N/R	69,469

	Media – 3.6%

984	Cequel Communications LLC, Term Loan B	4.344%	1-Month LIBOR	2.250%	7/28/25	BB	978,233
476	Charter Communications Operating Holdings LLC, Term Loan B	4.100%	1-Month LIBOR	2.000%	4/30/25	BBB–	476,244
249	Cineworld Group PLC, Term Loan B	4.594%	1-Month LIBOR	2.500%	2/28/25	BB–	247,929
92	Clear Channel Communications, Inc., Term Loan E, (8)	9.594%	N/A	N/A	7/30/19	CC	70,475
747	Clear Channel Communications, Inc., Tranche D, Term Loan, (8)	8.844%	N/A	N/A	1/30/19	CC	571,938
496	Cumulus Media, Inc., Exit Term Loan	6.600%	1-Month LIBOR	4.500%	5/15/22	B	492,790
423	Lions Gate Entertainment Corp., Term Loan B	4.341%	1-Month LIBOR	2.250%	3/24/25	BB–	422,194
665	Meredith, Term Loan B	5.094%	1-Month LIBOR	3.000%	1/31/25	BB	665,675
322	Nexstar Broadcasting Group, Term Loan B	4.483%	1-Month LIBOR	2.500%	1/17/24	BB+	321,791
42	Nexstar Broadcasting Group, Term Loan	4.483%	1-Month LIBOR	2.500%	1/17/24	BB+	41,802
499	Sinclair Television Group, Term Loan B2	4.350%	1-Month LIBOR	2.250%	1/31/24	BB+	497,278
481	Springer Science & Business Media, Inc., Term Loan B13, First Lien	5.594%	1-Month LIBOR	3.500%	8/15/22	B	480,827
1,392	Univision Communications, Inc., Term Loan C5	4.844%	1-Month LIBOR	2.750%	3/15/24	BB–	1,347,369
6,868	Total Media						6,614,545

	Multiline Retail – 0.1%

249	EG America LLC, Term Loan, First Lien	6.334%	3-Month LIBOR	4.000%	2/07/25	B	247,598

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (5)	Reference Rate (5)	Spread (5)	Maturity (6)	Ratings (7)	Value

	Oil, Gas & Consumable Fuels – 0.3%

$281	Fieldwood Energy LLC, Exit Term Loan, second Lien	9.344%	1-Month LIBOR	7.250%	4/11/23	B+	$273,759
208	Fieldwood Energy LLC, Exit Term Loan	7.344%	1-Month LIBOR	5.250%	4/11/22	B+	208,883
209	Harvey Gulf International Marine, Inc., Term Loan B, (8)	0.000%	N/A	N/A	6/18/20	N/R	89,874
9	Southcross Holdings Borrower L.P., Term Loan B, First Lien, (cash 3.500%, PIK 5.500%)	3.500%	N/A	N/A	4/13/23	CCC+	8,731
707	Total Oil, Gas & Consumable Fuels						581,247

	Pharmaceuticals – 0.0%

31	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	4.983%	1-Month LIBOR	3.000%	6/02/25	BB–	30,514

	Professional Services – 0.8%

510	Formula One Group, Term Loan B	4.594%	1-Month LIBOR	2.500%	2/01/24	B+	503,903
394	Nielsen Finance LLC, Term Loan B4	4.046%	1-Week LIBOR	2.000%	10/04/23	BBB–	394,221
479	On Assignment, Inc., Term Loan B	4.094%	1-Month LIBOR	2.000%	4/02/25	BB	478,562
1,383	Total Professional Services						1,376,686

	Semiconductors & Semiconductor Equipment – 0.1%

250	Microchip Technology., Inc., Term Loan B	4.100%	1-Month LIBOR	2.000%	5/29/25	BB+	250,052

	Software – 3.0%

472	BMC Software, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	469,307
721	Ellucian, Term Loan B, First Lien	5.584%	3-Month LIBOR	3.250%	9/30/22	B	719,099
607	Infor (US), Inc., Term Loan B	4.844%	1-Month LIBOR	2.750%	2/01/22	B	605,167
289	McAfee LLC, Term Loan	6.594%	1-Month LIBOR	4.500%	9/30/24	B	291,115
129	Micro Focus International PLC, New Term Loan	4.844%	1-Month LIBOR	2.750%	6/21/24	BB–	128,375
869	Micro Focus International PLC, Term Loan B	4.844%	1-Month LIBOR	2.750%	6/21/24	BB–	866,946
403	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B4	4.594%	1-Month LIBOR	2.500%	4/16/25	BB	403,467
1,065	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B3	4.594%	1-Month LIBOR	2.500%	4/16/25	BB	1,066,488
913	Tibco Software, Inc., Term Loan, First Lien	5.600%	1-Month LIBOR	3.500%	12/04/20	B	914,863
5,468	Total Software						5,464,827

	Specialty Retail – 0.3%

461	Petco Animal Supplies, Inc., Term Loan B1	5.609%	3-Month LIBOR	3.250%	1/26/23	B2	334,168
147	Petsmart Inc., Term Loan B, First Lien	5.010%	1-Month LIBOR	3.000%	3/11/22	B3	121,864
608	Total Specialty Retail						456,032

	Technology Hardware, Storage & Peripherals – 1.0%

740	Dell International LLC, Refinancing Term Loan B	4.100%	1-Month LIBOR	2.000%	9/07/23	BBB–	737,156
1,063	Western Digital, Term Loan B	3.844%	1-Month LIBOR	1.750%	4/29/23	BBB–	1,064,420
1,803	Total Technology Hardware, Storage & Peripherals						1,801,576

	Textiles, Apparel & Luxury Goods – 0.5%

995	Hanesbrands, Term Loan B	3.844%	1-Month LIBOR	1.750%	12/16/24	BBB–	995,627

	Transportation Infrastructure – 0.5%

879	Avolon LLC, Term Loan B	4.088%	1-Month LIBOR	2.000%	1/15/25	BBB–	869,704
22	Harvey Gulf International Marine, Inc., Term Loan A, (8)	0.000%	N/A	N/A	6/18/18	N/R	9,611
901	Total Transportation Infrastructure						879,315

	Wireless Telecommunication Services – 0.4%

741	Sprint Corporation, Term Loan, First Lien	4.625%	1-Month LIBOR	2.500%	2/02/24	BB–	738,311
$48,951	Total Variable Rate Senior Loan Interests (cost $48,818,412)						48,032,067

Principal Amount (000)	Description (1)	Coupon	Maturity	Rating (7)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 6.7% (4.5% of Total Investments)

	Automobiles – 0.4%

$655	General Motors Financial Company Inc., (3)	5.750%	N/A (9)	BB+	$627,981

	Banks – 3.7%

425	Bank of America Corporation	6.500%	N/A (9)	BBB–	451,562
70	Bank of America Corporation	6.300%	N/A (9)	BBB–	74,011
625	CIT Group Inc., Series A	5.800%	N/A (9)	B+	617,188
700	Citigroup Inc.	6.250%	N/A (9)	BB+	726,250
225	Citigroup Inc.	5.800%	N/A (9)	BB+	229,923
375	Citizens Financial Group Inc.	5.500%	N/A (9)	BB+	381,563
50	Cobank Agricultural Credit Bank	6.250%	N/A (9)	BBB+	52,000
350	Huntington Bancshares Inc./OH	5.700%	N/A (9)	Baa3	345,625
475	JPMorgan Chase & Company	6.750%	N/A (9)	BBB	516,562
250	JPMorgan Chase & Company	7.900%	N/A (9)	BBB	252,388
200	JPMorgan Chase & Company	6.100%	N/A (9)	BBB	206,520
600	M&T Bank Corporation	6.450%	N/A (9)	Baa2	642,000
700	PNC Financial Services Inc.	6.750%	N/A (9)	Baa2	755,125
450	SunTrust Bank Inc.	5.625%	N/A (9)	Baa3	462,429
475	Wells Fargo & Company	5.875%	N/A (9)	Baa2	489,844
500	Zions Bancorporation	7.200%	N/A (9)	BB	525,000
6,470	Total Banks				6,727,990

	Capital Markets – 0.2%

275	Goldman Sachs Group Inc.	5.300%	N/A (9)	Ba1	268,812
125	Morgan Stanley	5.550%	N/A (9)	BB+	128,838
400	Total Capital Markets				397,650

	Consumer Finance – 0.6%

540	Capital One Financial Corporation	5.550%	N/A (9)	Baa3	551,718
625	Discover Financial Services	5.500%	N/A (9)	BB–	610,156
1,165	Total Consumer Finance				1,161,874

	Food Products – 1.3%

2,146	Land O’ Lakes Incorporated, 144A	8.000%	N/A (9)	BB	2,360,600

	Industrial Conglomerates – 0.4%

690	General Electric Capital Corporation	5.000%	N/A (9)	BBB+	680,685

	Insurance – 0.1%

250	Progressive Corp	5.375%	N/A (9)	BBB+	248,750
$11,776	Total $1,000 Par (or similar) Institutional Preferred (cost $11,979,078)				12,205,530

Shares	Description (1)	Coupon		Ratings (7)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 6.1% (4.1% of Total Investments)

	Banks – 2.0%

4,625	Cobank Agricultural Credit Bank, (2)	6.250%		BBB+	$481,000
3,250	Cobank Agricultural Credit Bank, (2)	6.125%		BBB+	325,000
8,622	Fifth Third Bancorp.	6.625%		Baa3	233,742
9,986	First Republic Bank of San Francisco	7.000%		BBB–	256,740
9,162	FNB Corporation	7.250%		Ba2	263,866
16,275	Huntington BancShares Inc.	6.250%		Baa3	425,103
8,950	KeyCorp Preferred Stock	6.125%		Baa3	238,786
14,700	People’s United Financial, Inc.	5.625%		BB+	376,908
18,844	Regions Financial Corporation	6.375%		BB+	509,919
19,300	U.S. Bancorp.	6.500%		A3	534,610
	Total Banks				3,645,674

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)	Coupon			Ratings (7)	Value

	Capital Markets – 1.3%

19,400	Charles Schwab Corporation	6.000%			BBB	$514,294
8,046	Charles Schwab Corporation	5.950%			BBB	211,047
25,555	Ladenburg Thalmann Financial Services Inc.	8.000%			N/R	651,328
20,225	Morgan Stanley	7.125%			BB+	570,749
4,700	Morgan Stanley	6.375%			BB+	126,242
13,400	Stifel Financial Corporation	6.250%			BB–	349,472
	Total Capital Markets					2,423,132

	Consumer Finance – 0.8%

12,800	Capital One Financial Corporation	6.700%			Baa3	340,352
46,000	GMAC Capital Trust I, (3)	5.785%			B+	1,209,800
	Total Consumer Finance					1,550,152

	Food Products – 0.5%

5,757	CHS Inc.	7.875%			N/R	164,593
12,132	CHS Inc.	7.100%			N/R	330,961
13,905	CHS Inc.	6.750%			N/R	367,926
	Total Food Products					863,480

	Insurance – 0.9%

25,089	Allstate Corporation	6.750%			BBB–	639,268
13,500	Enstar Group Ltd	7.000%			BB+	341,010
1,470	National General Holding Company	7.500%			N/R	37,117
8,175	National General Holding Company	7.500%			N/R	206,255
13,882	PartnerRe Limited	7.250%			Baa2	383,421
	Total Insurance					1,607,071

	Thrifts & Mortgage Finance – 0.6%

24,550	Federal Agricultural Mortgage Corporation	6.875%			N/R	647,874
13,900	New York Community Bancorp Inc.	1.350%			Ba1	377,663
	Total Thrifts & Mortgage Finance					1,025,537
	Total $25 Par (or similar) Retail Preferred (cost $10,583,887)					11,115,046

Shares	Description (1)	Coupon	Issue Price	Cap Price	Maturity	Value

	STRUCTURED NOTES – 2.7% (1.8% of Total Investments)

6,200	Goldman Sachs Finance Corp., Mandatory Exchangeable Notes, Linked to Common Stock of Coherent, Inc. (Cap 120.50% of Issue Price), 144A	10.000%	$168.2340	$202.7220	11/21/18	$979,035
40,192	JPMorgan Chase & Co., Mandatory Exchangeable Note, Linked to Common Stock of Delta Air Lines, Inc. (Cap 115.38% of Issue Price), 144A	8.000%	$55.5165	$64.0549	7/24/18	1,996,739
25,300	JPMorgan Chase & Co., Mandatory Exchangeable Note, Linked to Common Stock of Qorvo, Inc. (Cap 114.56% of Issue Price), 144A	10.000%	$66.2300	$75.8731	7/24/18	1,898,511
	Total Structured Notes (cost $4,949,989)					4,874,285

Shares	Description (1)	Coupon			Ratings (7)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.5% (0.3% of Total Investments)

	Banks – 0.5%

375	Bank of America Corporation	7.250%			BBB–	$468,937
350	Wells Fargo & Company	7.500%			Baa2	440,811
	Total Convertible Preferred Securities (cost $872,329)					909,748

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (7)	Value

	CORPORATE BONDS – 0.0% (0.0% of Total Investments)

	Media – 0.0%
$133	iHeartCommunications, Inc., (8)	9.000%	12/15/19	CC	$100,748
$133	Total Corporate Bonds (cost $124,437)				100,748
	Total Long-Term Investments (cost $243,941,798)				265,060,719

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 3.7% (2.5% of Total Investments)

	REPURCHASE AGREEMENTS – 3.3% (2.2% of Total Investments)

$6,027	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/18, repurchase price $6,027,413, collateralized by $6,415,000 U.S. Treasury Notes, 2.000%, due 2/15/25, value $6,148,239	0.900%	7/02/18		$6,026,961

	INVESTMENT COMPANIES – 0.4% (0.3% of Total Investments)

675,951	Blackrock Liquidity Funds T-Fund Portfolio, (10)	1.814% (11)	N/A		675,951
	Total Short-Term Investments (cost $6,702,912)				6,702,912
	Total Investments (cost $250,644,710) – 149.4%				271,763,631
	Borrowings – (48.9)% (12), (13)				(89,000,000)
	Other Assets Less Liabilities – (0.5)% (14)				(920,774)
	Net Assets Applicable to Common Shares – 100%				$181,842,857

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (15)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$41,800,000	Receive	1-Month LIBOR	1.969%	Monthly	6/01/18	7/01/25	7/01/27	$1,939,338	$1,939,338

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)

Investment, or portion of investment, is hypothecated as described in Notes to Financial Statements, Note 9 – Borrowing Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $70,502,534.

(4)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(5)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(6)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(7)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(8)

As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(9)	Perpetual security. Maturity date is not applicable.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(11)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(12)	Borrowings as a percentage of Total Investments is 32.7%.

(13)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $192,657,989 have been pledged as collateral for borrowings.

(14)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(15)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(16)

Investments valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investments are classified as Level 3 unless otherwise noted. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

LIBOR	London Inter-Bank Offered Rate

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2018

(Unaudited)

Assets
Long-term investments, at value (cost $243,941,798)	$265,060,719
Short-term investments, at value (cost approximates value)	6,702,912
Cash	13,964
Cash denominated in foreign currencies (cost $42,952)	42,872
Unrealized appreciation on interest rate swaps	1,939,338
Receivable for:
Dividends	493,816
Interest	306,352
Investments sold	1,699,998
Reclaims	299,077
Other assets	55,367
Total assets	276,614,415
Liabilities
Borrowings	89,000,000
Payable for:
Dividends	3,633,600
Investments purchased	1,700,805
Accrued expenses:
Interest on borrowings	19,508
Management fees	195,941
Trustees fees	52,894
Other	168,810
Total liabilities	94,771,558
Net assets applicable to common shares	$181,842,857
Common shares outstanding	13,843,146
Net asset value (“NAV”) per common share outstanding	$13.14
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$138,431
Paid-in surplus	162,969,659
Undistributed (Over-distribution of) net investment income	(3,918,656)
Accumulated net realized gain (loss)	(384,220)
Net unrealized appreciation (depreciation)	23,037,643
Net assets applicable to common shares	$181,842,857
Authorized shares:
Common	Unlimited
Preferred	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2018

(Unaudited)

Investment Income
Dividends	$5,088,579
Interest	1,490,951
Other	23,892
Foreign tax withheld on dividend income	(350,338)
Total investment income	6,253,084
Expenses
Management fees	1,219,546
Interest expense on borrowings	1,121,321
Custodian fees	56,777
Trustees fees	3,431
Professional fees	22,489
Shareholder reporting expenses	28,438
Shareholder servicing agent fees	226
Stock exchange listing fees	3,358
Investor relations expense	18,006
Other	9,792
Total expenses	2,483,384
Net investment income (loss)	3,769,700
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	964,402
Swaps	(509)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(13,593,191)
Swaps	1,418,853
Net realized and unrealized gain (loss)	(11,210,445)
Net increase (decrease) in net assets applicable to common shares from operations	$(7,440,745)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Six Months Ended 6/30/18	Year Ended 12/31/17
Operations
Net investment income (loss)	$3,769,700	$6,879,377
Net realized gain (loss) from:
Investments and foreign currency	964,402	9,110,196
Options written	—	59,515
Swaps	(509)	(846,256)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(13,593,191)	17,799,695
Options written	—	—
Swaps	1,418,853	1,385,813
Net increase (decrease) in net assets applicable to common shares from operations	(7,440,745)	34,388,340
Distributions to Common Shareholders
From and in excess of net investment income	(7,475,299)	—
From net investment income	—	(13,732,401)
Decrease in net assets applicable to common shares from distributions to common shareholders	(7,475,299)	(13,732,401)
Net increase (decrease) in net assets applicable to common shares	(14,916,044)	20,655,939
Net assets applicable to common shares at the beginning of period	196,758,901	176,102,962
Net assets applicable to common shares at the end of period	$181,842,857	$196,758,901
Undistributed (Over-distribution of) net investment income at the end of period	$(3,918,656)	$(213,057)

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended June 30, 2018

(Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(7,440,745)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(38,095,401)
Proceeds from sales and maturities of investments	37,515,678
Proceeds from (Purchases of) short-term investments, net	(4,372,926)
Proceeds from (Payments for) cash denominated in foreign currencies, net	(42,952)
Proceeds from (Payments for) closed foreign currency spot contracts	(24,864)
Capital gain and return of capital distributions from investments	302,100
Payment-in-kind distributions	(12,224)
Amortization (Accretion) of premiums and discounts, net	(4,633)
(Increase) Decrease in:
Receivable for dividends	19,723
Receivable for interest	9,964
Receivable for investments sold	881,755
Receivable for reclaims	(5,025)
Other assets	(4,303)
Increase (Decrease) in:
Payable for investments purchased	432,272
Accrued interest on borrowings	888
Accrued management fees	(9,379)
Accrued Trustees fees	4,230
Accrued other expenses	17,774
Net realized (gain) loss from investments and foreign currency	(964,402)
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	13,593,191
Swaps	(1,418,853)
Net cash provided by (used in) operating activities	381,868
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	(1,726,205)
Proceeds from borrowings	9,700,000
Repayments of borrowings	(4,500,000)
Cash distributions paid to common shareholders	(3,841,699)
Net cash provided by (used in) financing activities	(367,904)
Net Increase (Decrease) in Cash	13,964
Cash at the beginning of period	—
Cash at the end of period	$13,964

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$1,114,332

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

(Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired	Ending NAV	Ending Share Price
Year Ended 12/31:
2018(e)	$14.21	$0.27	$(0.80)	$(0.53)	$(0.54)**	$—	$—	$(0.54)	$—	$13.14	$12.87
2017	12.72	0.50	1.98	2.48	(0.99)	—	—	(0.99)	—	14.21	13.95
2016	13.10	0.47	0.16	0.63	(0.65)	—	(0.36)	(1.01)	—	12.72	11.32
2015	14.39	0.47	(0.67)	(0.20)	(1.09)	—	—	(1.09)	—	13.10	11.67
2014	14.71	0.49	0.22	0.71	(1.03)	—	—	(1.03)	—	14.39	13.29
2013	11.67	0.34	3.63	3.97	(0.87)	—	(0.06)	(0.93)	—	14.71	14.10

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2018(e)	$89,000	$3,043
2017	83,800	3,348
2016	76,800	3,293
2015	82,400	3,201
2014	89,400	3,229
2013	85,000	3,394

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(3.75)%	(3.85)%	$181,843	2.55	%*	3.87	%*	14%
19.96	32.80	196,759	2.13		3.64		37
5.10	5.85	176,103	1.93		3.69		42
(1.49)	(4.17)	181,354	1.87		3.34		49
4.91	1.44	199,255	1.85		3.35		34
34.97	44.22	203,528	1.87		2.55		39

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 9 – Borrowing Arrangements).
	•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings, as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2018(e)	1.15	%*
2017	0.77
2016	0.53
2015	0.47
2014	0.45
2013	0.49

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended June 30, 2018.
*	Annualized.
**

Represents distributions paid “from and in excess of net investment income” for the six month ended June 30, 2018 (as described in Note 1 – General Information and Significant Accounting Polices, Dividends and Distributions to Common Shareholders).

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Tax-Advantaged Total Return Strategy Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JTA.” The Fund was organized as a Massachusetts business trust on October 1, 2003.

The end of the reporting period for the Fund is June 30, 2018, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2018 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”) and Symphony Asset Management LLC (“Symphony”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”), each an affiliate of Nuveen. NWQ manages the portion of the Fund’s investment portfolio allocated to dividend-paying common and preferred stocks, including American Depositary Receipts (“ADRs”) and the Fund’s options strategy. Symphony manages the portion of the Fund’s investment portfolio allocated to senior loans and other debt instruments. The Adviser is responsible for managing the Fund’s investments in swap contracts.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is to achieve a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund invests at least 60% of the Fund’s managed assets in tax-advantaged income-producing equity securities, including dividend received deduction (DRD) preferred securities. The Fund also invests 15% to 25% in senior loans and other debt instruments, as well as 5% to 15% in preferred stocks that are eligible to pay tax-advantage dividends.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$763,556

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lien of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 9 – Borrowing Arrangements, Rehypothecation.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment trust (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities as of the last calendar year end.

The distributions made by the Fund during the current fiscal period are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Overdistribution of) net investment income” as of the end of the reporting period, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements as of the end of the reporting period, reflect an over-distribution of net investment income.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Notes to Financial Statements (continued)

(Unaudited)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain ADRs held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$101,221,505	$86,601,790	**	$—	***	$187,823,295
Variable Rate Senior Loan Interests	—	48,032,067		—		48,032,067
$1,000 Par (or similar) Institutional Preferred	—	12,205,530		—		12,205,530
$25 Par (or similar) Retail Preferred	10,309,046	806,000	**	—		11,115,046
Structured Notes	—	4,874,285		—		4,874,285
Convertible Preferred Securities	909,748	—		—		909,748
Corporate Bonds	—	100,748		—		100,748

Short-Term Investments:
Repurchase Agreements	—	6,026,961		—		6,026,961
Investment Companies	675,951	—		—		675,951

Investments in Derivatives:
Interest Rate Swaps****	—	1,939,338		—		1,939,338
Total	$113,116,250	$160,586,719		$—		$273,702,969
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3. Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the current fiscal period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Common Stocks	$2,617,887	$(11,101,732)	$11,101,732	$(2,617,887)	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Notes to Financial Statements (continued)

(Unaudited)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Germany	$20,702,306	7.6%
United Kingdom	19,644,651	7.2
Japan	11,018,066	4.0
Ireland	9,344,792	3.4
France	8,039,970	3.0
Netherlands	7,971,467	2.9
Switzerland	7,001,128	2.6
Bermuda	6,407,014	2.4
Spain	6,096,286	2.2
Other	26,149,361	9.7
Total non-U.S. securities	$122,375,041	45.0%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$6,026,961	$(6,026,961)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the

Notes to Financial Statements (continued)

(Unaudited)

Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$41,800,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps**	$1,939,338	—	$—
**

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed in the Statement of Assets and Liabilities, when applicable, and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swap Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$1,939,338	$—	$1,939,338	$—	$(1,855,044)	$84,294
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(509)	$1,418,853

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Fund did not have any transactions in common shares during current and prior fiscal period.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal, aggregated $38,095,401 and $37,515,678, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$252,247,545
Gross unrealized:
Appreciation	$30,032,668
Depreciation	(10,516,582)
Net unrealized appreciation (depreciation) of investments	$19,516,086

Tax cost of swaps	$ —
Net unrealized appreciation (depreciation) of swaps	1,939,338

Permanent differences, primarily due to foreign currency transactions, tax basis earnings and profits adjustments, investments in partnerships, treatment of notional principal contracts, expiration of capital loss carryforwards, complex securities character adjustments and bond premium amortization adjustments, resulted in reclassifications among the Fund’s components of common share net assets as of December 31, 2017, the Fund’s last tax year end, as follows:
Paid-in surplus	$(30,819,022)
Undistributed (Over-distribution of) net investment income	6,733,419
Accumulated net realized gain (loss)	24,085,603

Notes to Financial Statements (continued)

(Unaudited)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2017, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—
The tax character of distributions paid during the Fund’s last tax year ended December 31, 2017, was designated for purposes of the dividends paid deduction as follows:
Distributions from net ordinary income[1]	$13,732,401
Distributions from net long-term capital gains	—
Return of capital	—
[1] Net ordinary income consists of net taxable income derived from dividends, interest, and current year earnings and profits attributable to realized gains.

During the Fund’s last tax year ended December 31, 2017, the Fund utilized $8,497,864 of its capital loss carryforwards.

As of December 31, 2017, the Fund’s last tax year end, $23,660,087 of the Fund’s capital loss carryforward expired.

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the fund’s use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets”. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2018, the complex-level fee for the Fund was 0.1591%.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

9. Borrowing Arrangements

Borrowings

The Fund has entered into a borrowing arrangement as a means of leverage.

As of the end of the reporting period, the Fund has a $93,500,000 (maximum commitment amount) committed financing agreement (“Borrowings”). As of the end of the reporting period, the outstanding balance on these Borrowings was $89,000,000.

Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.65% per annum on the amount borrowed and 0.50% per annum on the undrawn balance. The Fund is only charged the 0.50% per annum undrawn fee if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount. During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings was $89,947,514 and 2.46%, respectively.

The Fund amended its Borrowings, at which time the maximum commitment amount was increased. The Fund incurred an amendment fee of 0.05% on the increase of the maximum commitment amount, while all other terms of the Borrowings remain unchanged.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the drawn amount and undrawn balance, as well as the amendment fee are each recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

The Fund has entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, the Fund had Hypothecated Securities totalling $70,502,534. During the current fiscal period, the Fund earned Rehypothecation Fees of $23,892, which is recognized as “Other income” on the Statement of Operations.

Notes to Financial Statements (continued)

(Unaudited)

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

10. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Additional Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Terence J. Toth	Margaret L. Wolff	Robert L. Young
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Albin F. Moschner	John K. Nelson

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JTA
Common shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

Glossary of Terms Used in this Report

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Blended Benchmark: A blended return comprised of: 1) 72% of the return of the MSCI World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. 2) 8% of the return of the BofAML DRD (dividends received deduction) Eligible Preferred Securities Index, which consists of investment-grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity, and 3) 20% of the return of the Credit Suisse Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) with each of NWQ Investment Management Company, LLC (“NWQ”) and Symphony Asset Management LLC (“Symphony,” and NWQ and Symphony each a “Sub-Adviser”) pursuant to which the Sub-Advisers serve as investment sub-adviser to the Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and each Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Advisers are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of each Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market for Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and the resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen funds and/or the complex; a description of the profitability or financial data of Nuveen and various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leveraging financing for the Nuveen closed-end funds; the secondary market trading of the Nuveen closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory

Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A. Nature,	Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; legal support; and with respect to closed-end funds, leverage, capital and distribution management services.

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership;

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process; and

•	with respect specifically to closed-end funds, such initiatives also included:

••	Leverage Management Services – continuing activities to expand financing relationships and develop new product structures to lower fund leverage expenses and to manage associated risks, particularly in an interest rate increasing environment;

••	Capital Management Services – continuing capital management activities through the share repurchase program and additional equity offerings in seeking to increase net asset value and/or improve fund performance for the respective Nuveen funds;

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

••	Data and Market Analytics – continuing development of databases that help with obtaining and analyzing ownership data of closed-end funds;

••	Enhanced Secondary Market Reporting – providing enhanced reporting and commentary on the secondary market trading of closed-end funds which permit more efficient analysis of the performance of the Nuveen funds compared to peers and of trends in the marketplace; and

••	Tender Option Bond Services – providing the additional support services necessary for Nuveen funds that seek to use tender option bonds to meet new regulatory requirements.

The Board also recognized the Adviser’s investor relations program which seeks to advance the Nuveen closed-end funds through, among other things, raising awareness and delivering education regarding closed-end funds to investors and financial advisors and promoting the Nuveen closed-end funds with such investors.

In addition to the services provided by the Adviser, the Board also noted the business-related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Advisers and the investment and compliance oversight over the Sub-Advisers provided by the Adviser. The Board recognized that the Sub-Advisers generally provided the portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of each Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Fund over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement.

B. The	Investment Performance of the Fund and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of the Fund. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one-, three- and five-year periods ending December 31, 2017, as well as performance information reflecting the first quarter of 2018. The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance. In addition to the foregoing, in recognizing the importance of secondary market trading to shareholders of closed-end funds, the Board reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date as well as relative to the premiums or discounts of certain peers and the funds’ total return based on net asset value and market price over various periods. The Board considers the review of premiums and discounts of the closed-end funds to be a continuing priority and as such, the Board and/or its Closed-end Fund Committee also receives an update on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds at each quarterly meeting, reviewing, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds based on net asset value and price over various periods; the volatility trends in the market; the distribution data of the Nuveen closed-end funds and as compared to peer averages; and a summary of the common share shelf offerings and share repurchase activity during the applicable quarter. As the Board’s Closed-end Fund Committee oversees matters particularly impacting the closed-end fund product line, the committee further engages in more in-depth discussions of the premiums and discounts of the Nuveen closed-end funds at each of its quarterly meetings.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long term performance figures. The Board further recognized that a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board noted that although the Fund’s performance was below its benchmark in the three-year period, the Fund outperformed its benchmark in the one- and five-year periods and ranked in the first quartile of its Performance Peer Group for the one-year period and third quartile in the three- and five-year periods. In considering performance, the Board, however, recognized that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of the Fund. More specifically, the Independent Board Members reviewed, among other things, the Fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage for closed-end funds) of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017, which included the Fund. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the Nuveen closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017.

The Board considered the sub-advisory fees paid to the respective Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Advisers charge to other clients.

The Independent Board Members noted that the Fund had a net expense ratio slightly higher than its peer average but a net management fee in line with its peer average. The Independent Board Members considered the Fund’s slightly higher comparative net expense ratio was generally due to the small size of the Fund compared to peers in the Peer Universe which was comprised of only four non-Nuveen funds.

Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Advisers, such other clients may include: retail and institutional managed accounts (with respect to NWQ and Symphony); hedge funds (with respect to Symphony); investment companies outside the Nuveen family (with respect to NWQ and Symphony); foreign investment companies offered by Nuveen (with respect to NWQ); and collective investment trusts (with respect to NWQ). The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.

The Board recognized that the Fund had affiliated sub-advisers and reviewed, among other things, the range of fees assessed for managed accounts, hedge funds and foreign investment companies, as applicable. With respect to hedge funds, the Board noted the performance fee Symphony assesses for advising a hedge fund or account. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Advisers and the hedge funds advised by Symphony (along with their performance fee) and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to such other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that each Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent

Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Advisers’ revenues, expenses and revenue margins (pre- and post-tax) for their advisory activities for the calendar year ended December 31, 2017.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as the Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund-level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as co-manager in the initial public offerings of new closed-end funds and as the underwriter on shelf offerings of existing closed-end funds.

In addition to the above, the Independent Board Members considered whether the Sub-Advisers use commissions paid by the Fund on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Advisers may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Advisers may benefit from the receipt of research and other services that they may otherwise have to pay for out of their own resources, the research may also benefit the Fund to the extent it enhances the ability of the Sub-Advisers to manage the Fund or is acquired through the commissions paid on portfolio transactions of other funds or clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-C-0618D 569758-INV-B-08/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Total Return Strategy Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: September 6, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 6, 2018